CASH AND CASH EQUIVALENTS	12 Months Ended
Dec. 31, 2022
CASH AND CASH EQUIVALENTS
CASH AND CASH EQUIVALENTS

14.     CASH AND CASH EQUIVALENTS

	December 31,	December 31,
	2022	2021
Cash at banks	1,402	1,998
Short-term deposits	2,710	435
Allowance for expected credit losses	(2)	(14)
Total cash and cash equivalents	4,110	2,419

Short-term deposits are made for varying periods of between one day and three months, depending on the immediate cash requirements of the Group, and earn interest at the respective market short-term deposit rates. Information about the credit risk over cash and cash equivalents is presented in Note 20.

Since December 2022 the Company’s accounts in a certain Cypriot bank have been suspended. However, the cash held in this bank (RUB 682 denominated in USD) is not restricted, as the bank allows own funds transfer to another bank. The Company is working on opening a new account in an alternative bank.